T. Rowe Price Mid-Cap Value Fund, Inc. (77957Y106; TRMCX)

T. Rowe Price Mid-Cap Value Fund—Advisor Class (77957Y304; TAMVX)

T. Rowe Price Mid-Cap Value Fund—R Class (77957Y205; RRMVX)

Supplement to prospectus dated May 1, 2004

Important Information About the Mid-Cap Value Fund

The fund will not accept new accounts after 4:00 p.m. ET on February 25, 2005.

Purchases of shares are permitted for existing investors holding shares directly with T. Rowe Price and participants in their employers` retirement plans where the fund is an option in the plan. Generally, investors or plan participants holding shares through intermediaries (for example, brokerage or financial planning firms) will be able to purchase additional shares; however, you should check with your intermediary to confirm your eligibility. The fund will not accept new IRA accounts but will permit direct rollovers from retirement plans into new IRA accounts offered through T. Rowe Price.

The closing does not restrict shareholders from selling shares of the fund.

The fund reserves the right, when in the judgment of T. Rowe Price it is not adverse to the fund`s interest, to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

The date of this supplement is February 9, 2005

F115-041 2/9/05